UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Telaria, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPPLEMENT TO PROXY STATEMENT

Explanatory Note

The following supplement relates to the definitive proxy statement (together with all supplements thereto, the “Proxy Statement”) of Telaria, Inc. (“Telaria”), dated February 13, 2020, furnished to stockholders of Telaria in connection with the solicitation of proxies by the Board of Directors of Telaria for use at the special meeting of stockholders to be held on Monday, March 30, 2020 (the “Special Meeting”). This Supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about March 17, 2020.  THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT, WHICH WE URGE YOU TO READ IN ITS ENTIRETY.

Dear Telaria Stockholder:

On or about February 13, 2020, Telaria mailed the Proxy Statement relating to the Special Meeting to Telaria stockholders.  At the Special Meeting, Telaria stockholders are being asked to, among other matters, consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of December 19, 2019 (as amended from time to time, the “merger agreement”), by and among The Rubicon Project, Inc., Madison Merger Corp. and Telaria.

Due to the emerging public health concerns relating to the coronavirus (COVID-19) pandemic, on March 17, 2020, Telaria announced that to protect the health and well-being of its stockholders and employees, Telaria’s stockholders will now be able to attend the Special Meeting virtually.  The Special Meeting’s virtual attendance option provides stockholders the ability to participate and ask questions during the meeting.  However, Telaria stockholders will not be deemed to be “present” if they solely access the Special Meeting through the virtual option and stockholders will not be able to vote their shares at the Special Meeting, or revoke or change a previously submitted vote, through the virtual platform.  In light of the foregoing, Telaria urges stockholders to submit their proxies as soon as possible in advance of the meeting using one of the methods described in the Proxy Statement and participate in the Special Meeting through the virtual option rather than attending in person.

To be virtually admitted to the Special Meeting, go to http://web.lumiagm.com/187574976.  In order to gain access you must click on “I have a login,” enter the control number found on your proxy card, voting instruction form or notice you previously received and enter the password “tel2020” (the password is case sensitive). If your shares are held in “street name” through a broker, bank or other nominee, to be virtually admitted to the Special Meeting, you must obtain a legal proxy, executed in your favor, from the holder of record and submit proof of your legal proxy reflecting the number of shares of Telaria common stock you held as of the record date, along with your name and email address, and a request for registration to American Stock Transfer & Trust Company, LLC: (1) by email to proxy@astfinancial.com; (2) by facsimile to 718-765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as “Legal Proxy” and be received by American Stock Transfer & Trust Company, LLC no later than 5:00 p.m. Eastern time on March, 23, 2020.

In light of the ongoing COVID-19 pandemic and related public health directives to avoid public gatherings, Telaria strongly urges Telaria stockholders to (1) submit a proxy to vote your shares in advance of the meeting by (a) visiting the internet site listed on the Telaria proxy card, (b) calling the toll-free number listed on the Telaria proxy card or (c) submitting your Telaria proxy card by mail by using the self-addressed, stamped envelope provided with the Telaria proxy card, and (2) participate in the Special Meeting by virtual means instead of attending in person. Submitting a proxy will not prevent you from voting in person, but it will help to secure a quorum, avoid added solicitation costs, and protect the health and safety of Telaria’s employees, advisors and other stockholders.  The Proxy Statement contains additional information regarding how a Telaria stockholder of record may vote at the Special Meeting and/or revoke a previous submitted proxy.

As stated in the Proxy Statement, Telaria will still host the Special Meeting in person at the offices of Cooley LLP, 55 Hudson Yards, New York, NY 10001 on March 30, 2020 at 10:00 a.m. local time.  However, Telaria urges stockholders to carefully consider the personal and community health risks associated with attending in person in light of COVID-19 and related public health concerns.  As further described in the proxy materials for the Special Meeting previously distributed, Telaria’s stockholders are entitled to participate in the Special Meeting if they were a stockholder of record as of the close of business on February 11, 2020, which is the record date for the Special Meeting, or hold an appropriate legal proxy for the meeting provided by their broker, bank or other nominee.  Whether or not a stockholder plans to attend the Special Meeting in person or virtually, Telaria urges its stockholders to vote and submit their proxy in advance of the Special Meeting by one of the methods described in the proxy materials for the Special Meeting.  The proxy card included with the proxy materials previously distributed will not be updated to reflect the information provided above and may continue to be used to vote each stockholder’s shares in connection with the Special Meeting.

Additional Questions and Answers about the Special Meeting and the Merger

The following questions and answers are intended to address briefly some questions regarding attending the Special Meeting by virtual means.  These questions and answers may not address all questions that may be important to you as a Telaria stockholder.  Please refer to the more detailed information contained elsewhere in this supplement and the Proxy Statement, each of which each of which we urge you to read in its entirety.  You may obtain the information incorporated by reference in this supplement without charge by following the instructions under “Additional Information and Where to Find It” below.

Q.	Why are you filing this supplement to the Proxy Statement?

A.

We are filing this supplement to the Proxy Statement because on March 17, 2020, Telaria announced that in light of the coronavirus (COVID-19) pandemic, Telaria stockholders will be able to participate at the Special Meeting by virtual means.  This supplement provides important information about virtual access to the Special Meeting.

Q.	How can I participate at the Special Meeting by virtual means?
A.

To be virtually admitted to the Special Meeting, go to http://web.lumiagm.com/187574976.  In order to gain access, stockholders of record as of the record date should click on “I have a login,” enter the control number found on your proxy card, voting instruction form or notice you previously received and enter the password “tel2020” (the password is case sensitive).

If your shares are held in “street name” through a broker, bank or other nominee, to be virtually admitted to the Special Meeting, you must obtain a legal proxy, executed in your favor, from the holder of record and submit proof of your legal proxy reflecting the number of shares of Telaria common stock you held as of the record date, along with your name and email address, and a request for registration to American Stock Transfer & Trust Company, LLC: (1) by email to proxy@astfinancial.com; (2) by facsimile to 718-765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as “Legal Proxy” and be received by American Stock Transfer & Trust Company, LLC no later than 5:00 p.m. Eastern time on March 23, 2020.

Q.	If I participate at the Special Meeting by virtual means, will I be deemed to be present for purposes of a quorum at the Special Meeting?

A.

No.  Only those stockholders entitled to vote at the Special Meeting that have submitted a proxy or attend in person will be counted for purposes of the quorum necessary for the transaction of business at the Special Meeting.

Q.	If I access and/or am admitted to the Special Meeting by virtual means, can I revoke a previously submitted proxy or otherwise cast my vote through such virtual access?

A.

No.  If you are a stockholder of record of Telaria as of the Telaria record date, you are entitled to receive notice of, and cast a vote at, the Special Meeting.  You may only cast your vote at the Special Meeting by one of the following ways:

•                  Via the Internet—visit the website shown on your proxy card to vote via the Internet;

•                  Telephone voting—use the toll-free number shown on your proxy card; or

•                  Mail—complete sign, date and return your proxy card in the self-addressed, stamped envelope provided with your proxy card.

If you are a stockholder of record, you may also cast your vote in person at the Special Meeting.

If your shares are held in “street name,” through a bank, broker or other nominee, that institution will send you separate instructions describing the procedure for voting your shares.  “Street name” stockholders who wish to vote at the Special Meeting will need to obtain a “legal proxy” form from their bank, broker or other nominee.  The Internet and telephone voting facilities for Telaria stockholders of record will close at 11:59 p.m. Eastern time on Sunday March 29, 2020 (the day before the Special Meeting).  If your shares are held through a broker, bank or other nominee, please review the deadlines for voting contained in the voting instructions provided by your broker, bank or other nominee.

Q.	How does Telaria recommend that I participate at the Special Meeting?

A.

Telaria urges Telaria stockholders to submit a proxy to (1) vote your shares in advance of the meeting by (a) visiting the Internet site listed on the Telaria proxy card, (b) calling the toll-free number listed on the Telaria proxy card or (c) submitting your Telaria proxy card by mail by using the provided self-addressed, stamped envelope, and (2) participate in the Special Meeting by virtual means. Submitting a proxy will not prevent you from voting in person, but it will help to secure a quorum, avoid added solicitation costs, and ensure the health and safety of Telaria’s employees, advisors and other stockholders.

Q.	Who can help answer any other questions I might have?

A.

If you have any questions concerning the Special Meeting (including accessing the meeting by virtual means) or the Proxy Statement, would like additional copies of the Proxy Statement or need help voting your shares of Telaria common stock, please contact our proxy solicitor:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Telephone: (800) 848-2998 (toll-free)
(212) 269-5550 (collect)
Email: TLRA@dfking.com

Additional Information and Where to Find It

On February 13, 2020, The Rubicon Project, Inc. (“Rubicon Project”) filed with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, which includes a joint proxy statement/prospectus. The joint proxy statement/prospectus contains important information about the proposed transaction and related matters. Investors and security holders of Telaria and Rubicon Project are urged to carefully read the entire joint proxy statement/prospectus (and any amendments thereto) and other filings made in connection therewith because such documents will contain important information about the proposed business combination. Telaria and Rubicon Project commenced the mailing of the joint proxy statement/prospectus to stockholders of Telaria and Rubicon Project on or about February 13, 2020.

Investors and security holders will be able to obtain copies of the joint proxy statement/prospectus and other documents filed by Rubicon Project and Telaria, without charge, through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Telaria will be made available free of charge on Telaria’s website at https://telaria.com/ under the link “Investor Relations” and then under the heading “SEC Filings.” Copies of documents filed with the SEC by Rubicon Project will be made available free of charge on Rubicon Project’s website at https://rubiconproject.com/ under the link “Investor” and then under the heading “Financials and Filings” and the subheading “SEC Filings.”

Participants in the Solicitation

Rubicon Project and Telaria and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Rubicon Project common stock and Telaria common stock in respect of the proposed transaction. Information about Rubicon Project’s directors and executive officers is set forth in the proxy statement for Rubicon Project’s 2019 Annual Meeting of Stockholders, the joint proxy statement/prospectus and Rubicon Project’s Form 10-K for the year ended 2019, which were filed with the SEC on April 5, 2019, February 13, 2020 and February 27, 2020, respectively. Information about Telaria’s directors and executive officers is set forth in the proxy statement for Telaria’s 2019 Annual Meeting of Stockholders, the joint proxy statement/prospectus and Telaria’s Form 10-K for the year ended 2019, which were filed with the SEC on April 24, 2019, February 13, 2020 and March 16, 2020, respectively. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, through securities holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.